CONDENSED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Accounts payable and accrued expenses	$ 5,022	$ 2,652
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	60,000,000	60,000,000
Common stock, shares issued	32,606,548	32,575,043
Common stock, shares outstanding	32,606,548	32,575,043
Related party
Accounts payable and accrued expenses	$ 0	$ 81
Other current liabilities	$ 91	$ 0